Exhibit 10.10

WAIVER TO SECURITIES PURCHASE AGREEMENT

This WAIVER TO THE SECURITIES PURCHASE AGREEMENT (this “Waiver”) is made and entered into as of March 22, 2011 by and between 8888 Acquisition Corporation, a Nevada corporation (the "Company"), and the purchaser identified on the signature pages hereto (the "Purchaser”).

WHEREAS, the Company and the Purchaser are parties to that certain Securities Purchase Agreement, dated as of October 19, 2010 (the “Securities Purchase Agreement”), pursuant to which, among other things, the Company granted the Purchaser certain registration rights. All capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement, as applicable.

WHEREAS, Section 6.4 of the Securities Purchase Agreement provides that no provision of the Securities Purchase Agreement, as applicable, may be waived or amended except in a written instrument signed by the Company and the Investors holding a majority of the Shares then held by the Investors (excluding any Investors that are Affiliates of the Company).

WHEREAS, the Purchaser holds a majority in interest of the Shares.

WHEREAS, the Company and the Purchaser wish to enter into this Waiver in order to clarify certain matters, as more fully described herein.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration the receipt and sufficiency are hereby acknowledged, the parties hereby agree as follows:

1.     The Purchaser hereby waives the requirement as set forth in the first sentence of Section 4.2(a) of the Securities Purchase Agreement which requires the Company to file a registration statement as soon as commercially reasonable, but in any event within forty-five (45) days of the Closing Date, on Form S-1, or such other form that is appropriate, covering the resale of the Shares.

2.     The Company hereby agrees to file a registration statement, on Form S-1, or such other form that is appropriate, covering the resale of the Shares as soon as commercially reasonable, but in any event within twenty (20) days after the Company receives written confirmation from the U.S. Securities and Exchange Commission that it has no more comment to the Company’ current report on Form 8-K filed on October 25, 2010, as amended.

3.     This Waiver contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Waiver.

4.     This Waiver may be executed in two or more counterparts, all of which when taken together shall be considered one and the same Waiver and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.     The execution of this Waiver shall not be deemed to be a waiver with respect to any other provision of the Securities Purchase Agreement. No other provision of the Securities Purchase Agreement or any other document executed in connection with the Securities Purchase Agreement shall be deemed changed or otherwise altered hereby, and all such provisions shall continue in full force and effect.

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SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized signatories as of the date first indicated above.

8888 ACQUISITION CORPORATION

By:/s/ Guoqing Zhuang
Name: Guoqing Zhuang
Title: Chief Executive Officer

NAME OF PURCHASER:

WANG WENLING

/s Wang Wenling